UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	1/31/07

ITEM 1.               REPORT TO STOCKHOLDERS

JANUARY 31, 2007

Semiannual Report
to Shareholders

DWS Core Plus Allocation Fund

Contents

click here Information About Your Fund's Expenses

click here Portfolio Management Review

lick here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Diversification does not eliminate risk. The fund is subject to stock market risk, meaning stocks in the underlying fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Asset allocation risk: although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. The underlying fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the funds could suffer losses on an underlying fund's derivative position. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying DWS Funds in which the Fund invests. The Fund's estimated indirect expense from investing in the Underlying DWS Funds is based on the expense ratios from the Underlying DWS Fund's most recent prospectus. During the period from August 16, 2006 (commencement of operations) to January 31, 2007, the Fund limited these expenses; had it not done so, expenses would have been higher. In addition, certain of the Underlying DWS Funds limited expenses; had they not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 16, 2006 to January 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Direct Fund Expenses and Value of a $1,000 Investment for the period ended January 31, 2007
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 8/16/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/07	$ 1,093.10	$ 1,088.90	$ 1,094.20	$ 1,094.40
Expenses Paid per $1,000**	$ 3.34	$ 6.96	$ 2.13	$ 1.89
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 8/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/07	$ 1,021.73	$ 1,017.95	$ 1,022.99	$ 1,023.24
Expenses Paid per $1,000***	$ 3.52	$ 7.32	$ 2.24	$ 1.99
Direct Fund Expenses and Estimated Indirect Underlying DWS Fund Expenses and Value of a $1,000 Investment for the period ended January 31, 2007
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 8/16/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/07	$ 1,093.10	$ 1,088.90	$ 1,094.20	$ 1,094.40
Expenses Paid per $1,000**	$ 6.20	$ 9.82	$ 4.99	$ 4.75
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 8/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/07	$ 1,018.75	$ 1,014.97	$ 1,020.01	$ 1,020.27
Expenses Paid per $1,000***	$ 6.51	$ 10.31	$ 5.24	$ 4.99
* For the period from August 16, 2006 (commencement of operations) to January 31, 2007.
** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days since the commencement of the class (August 16, 2006), then divided by 365.
*** Expenses (hypothetical expenses if the Fund had been in existence from 8/1/06) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Direct Fund Expense Ratio	.69%	1.44%	.44%	.39%
Estimated Indirect Expenses of Underlying DWS Funds	.59%	.59%	.59%	.59%
Estimated Net Annual Fund and Underlying DWS Fund Expenses	1.28%	2.03%	1.03%	.98%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Inna Okounkova and Robert Wang discuss recent market events as well as the performance and positioning of the DWS Core Plus Allocation Fund during the period from the fund's commencement on August 16, 2006 through January 31, 2007.

Q: How did the global financial markets perform during the period under review?

A: The global equity markets performed very well in the five-plus months following the fund's inception. Steady global growth, strong corporate earnings and prospects for a benign interest rate environment in 2007 combined to boost stock prices worldwide. In addition, an environment of abundant liquidity fueled investors' appetite for risk, sparking a surge of cash into equities. The performance of small-cap stocks, in particular, was helped by the buoyant mood of the market. The US bond market delivered a more modest gain, reflecting uncertainty as to the timing and direction of the US Federal Reserve Board's (the Fed's) next move.

Q: How did the fund perform?

A: The fund performed favorably during the abbreviated reporting period ending January 31, 2007 compared to its blended benchmark. (Past performance is no guarantee of future results.) The fund's benchmark, which is a blend of the asset classes in which the portfolio is invested, consists of an 18.75% allocation to four equity benchmarks — the Russell 1000® Growth Index, the Russell 1000® Value Index, the MSCI World Index and the Russell 2000® Index — along with a 25% allocation to the Lehman Brothers Aggregate Bond Index.1

1 The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index consisting of those stocks in the Russell 1000 Index that have greater-than-average growth orientation. The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000® Index. The Lehman Brothers US Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: How is the fund managed?

A: This is a fund-of-funds, designed to provide investors with a one-stop vehicle to achieve exposure to all of the major asset classes. The underlying funds in which the fund invests represent five funds in the DWS funds lineup, each of which strives to invest in the "best ideas" within their respective asset classes. Consequently, DWS Core Plus Allocation Fund provides investors with access to Deutsche Bank's collective research, portfolio management and technological capabilities from around the world. The underlying funds are selected to provide a minimal amount of overlap among the underlying holdings in individual securities, providing a high level of diversification: Over 300 individual stocks, 30 countries and 10 industries are represented in the fund as of January 31, 2007. The fund's portfolio weightings are periodically rebalanced to ensure that the ideal weightings are maintained.

Q: What are the underlying funds, and what asset classes do they represent?

A: The fund's largest holding is DWS Core Fixed Income Fund, which is diversified across a wide variety of sectors within the bond market. On the equity side, the fund is invested in four different underlying funds, each of which covers a different asset class. Large-cap stocks are covered through holdings in a value fund — DWS Dreman High Return Equity Fund — as well as a growth fund, DWS Capital Growth Fund. Small-cap equities are represented by DWS Dreman Small Cap Value Fund, while overseas stocks are held within DWS Global Thematic Fund. When combined, our holdings in these four underlying funds provide extensive diversification.

Q: How did the fund's holdings in its underlying positions affect performance?

A: The primary reason for the fund's favorable performance was the strong contribution coming from DWS Global Thematic Fund, which delivered excellent results during the fourth calendar quarter. The fund's position in DWS Core Fixed Income Fund, whose return was in line with that of the Lehman benchmark, had a neutral impact on relative performance. While the fund's other three underlying holdings — DWS Dreman High Return Equity Fund, DWS Capital Growth Fund and DWS Dreman Small Cap Value Fund — underperformed their benchmarks by modest margins, this was not enough to offset the positive impact of the fund's position in DWS Global Thematic Fund.

Q: What does the "plus" in the fund's name represent?

A: In addition to our primary investment strategy, we seek to enhance returns by employing a global tactical asset allocation strategy we call iGAP (integrated Global Alpha Platform). This total return strategy, which uses futures and forward contracts, is designed to add value by taking advantage of short-term mispricings within the global equity, bond and currency markets.

The iGAP strategy combines diverse macroeconomic investment views from various investment teams within Deutsche Asset Management. Since a single investment approach rarely works in all market conditions, the teams are chosen with the goal of achieving greater diversification. The collective views are then used to determine iGAP's positions using a disciplined, risk-managed process. The result is a collection of long and short investment positions designed to generate excess returns with a low correlation to the performance of the major global financial markets.

As an example, the view that the US equity market will outperform Japan's would be reflected in a long position in the United States and a corresponding short position in Japan.2 The goal of this trade would be to capture the United States' relative outperformance without adding to the portfolio's overall market risk. In total, the net effect of the fund's long and short trades in the iGap portion of the fund should be only a minimal increase in exposure to the performance of the global financial markets.

This element of the fund's positioning has not yet been implemented, but we intend to incorporate this into our approach once the portfolio reaches $50 million in assets.

2 A short position rises in value if the price of the underlying investment declines.

Q: Do you have any closing thoughts for shareholders?

A: As investors have been told for many years, diversification is an important element of a successful long-term investment program. While diversification does not eliminate the risk of loss, it can help make investors better equipped to handle market volatility. We believe this fund, via its exposure to the five major asset classes and the large number of holdings within its underlying investments, provides a solution to those seeking a well-diversified, all-in-one approach.

Thank you for your interest in DWS Core Plus Allocation Fund. We look forward to the opportunity to communicate regularly with shareholders in the months and years ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	1/31/07

Equity	71%
Fixed Income — Bonds	24%
Fixed Income — Money Market	5%
100%

Asset allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2007 (Unaudited)

	Shares	Value ($)

Equity Funds 70.2%
DWS Capital Growth Fund "Institutional"	34,107	1,758,192
DWS Dreman High Return Equity Fund "Institutional"	34,384	1,755,644
DWS Dreman Small Cap Value Fund "Institutional"	45,514	1,753,215
DWS Global Thematic Fund "S"	52,289	1,753,236
Total Equity Funds (Cost $7,023,196)		7,020,287

Fixed Income — Bond Fund 23.3%
DWS Core Fixed Income Fund "Institutional" (Cost $2,341,995)	218,954	2,331,859

Fixed Income — Money Market Fund 4.9%
Cash Management QP Trust (Cost $488,889)	488,889	488,889
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $9,854,080)+	98.4	9,841,035
Other Assets and Liabilities, Net	1.6	164,140
Net Assets	100.0	10,005,175
+ The cost for federal income tax purposes was $9,854,080. At January 31, 2007, net unrealized depreciation for all securities based on tax cost was $13,045. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $71,319 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $84,364.
For the period from August 16, 2006 (commencement of operations) through January 31, 2007, purchases and sales of mutual funds (excluding Cash Management QP Trust) aggregated $9,429,937 and $67,969, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2007 (Unaudited)
Assets
Investments in Underlying Affiliated Funds, at value (cost $9,854,080)	$ 9,841,035
Dividends receivable	1,344
Interest receivable	1,117
Receivable for Fund shares sold	514,219
Due from Advisor	13,813
Deferred offering expenses	43,618
Other assets	2,141
Total assets	10,417,287
Liabilities
Payable for investments purchased	395,900
Payable for Fund shares redeemed	520
Other accrued expenses and payables	15,692
Total liabilities	412,112
Net assets, at value	$ 10,005,175
Net Assets
Net assets consist of: Distributions in excess of net investment income	(86,256)
Net unrealized appreciation (depreciation) on investments	(13,045)
Accumulated net realized gain (loss)	189,481
Paid-in capital	9,914,995
Net assets, at value	$ 10,005,175

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($6,483,191 ÷ 605,303 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 10.71
Maximum offering price per share (100 ÷ 94.25 of $10.71)	$ 11.36

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,658,175 ÷ 248,381 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)
$ 10.70
Class S Net Asset Value, offering and redemption price(a) per share ($790,657 ÷ 73,801 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 10.71
Institutional Class Net Asset Value, offering and redemption price(a) per share ($73,152 ÷ 6,829 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 10.71
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the period from August 16, 2006 (commencement of operations) to January 31, 2007 (Unaudited)
Investment Income
Income distributions from Underlying Affiliated Funds	$ 29,439
Interest — Cash Management QP Trust	2,680
Total Income	32,119
Expenses: Management fee	2,804
Distribution service fees	6,114
Administration fees	1,416
Services to shareholders	6,635
Custodian fees	3,184
Auditing	11,343
Legal	1,892
Trustees' fees and expenses	1,562
Reports to shareholders	10,815
Organizational and offering expenses	33,497
Other	1,112
Total expenses before expense reductions	80,374
Expense reductions	(67,487)
Total expenses after expense reductions	12,887
Net investment income	19,232
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	3,223
Capital gain distributions from Underlying Affiliated Funds	187,876
191,099
Net unrealized appreciation (depreciation) during the period on investments	(13,045)
Net gain (loss) on investment transactions	178,054
Net increase (decrease) in net assets resulting from operations	$ 197,286

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended January 31, 2007* (Unaudited)

Operations: Net investment income	$ 19,232
Net realized gain (loss) on investment transactions	191,099
Net unrealized appreciation (depreciation) during the period on investment transactions	(13,045)
Net increase (decrease) in net assets resulting from operations	197,286
Distributions to shareholders from: Net investment income: Class A	(72,086)
Class C	(28,085)
Class S	(3,867)
Institutional Class	(1,450)
Net realized gains: Class A	(1,061)
Class C	(483)
Class S	(54)
Institutional Class	(20)
Fund share transactions: Proceeds from shares sold	9,943,729
Reinvestment of distributions	93,740
Cost of shares redeemed	(123,675)
Redemption fees	1,201
Net increase (decrease) in net assets from Fund share transactions	9,914,995
Increase (decrease) in net assets	10,005,175
Net assets at beginning of period	—
Net assets at end of period (including distributions in excess of net investment income of $86,256)	$ 10,005,175
* For the period from August 16, 2006 (commencement of operations) to January 31, 2007.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Year Ended July 31,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.08
Net realized and unrealized gain (loss) on investment transactions	.85
Total from investment operations	.93
Less distributions from: Net investment income	(.22)
Net realized gains on investment transactions	(.00)***
Total distributions	(.22)
Redemption fees	.00***
Net asset value, end of period	$ 10.71
Total Return (%)[c,d,e]	9.31**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6
Ratio of expenses before expense reductions (%)[f]	5.41*
Ratio of expenses after expense reductions (%)[f]	.69*
Ratio of net investment income (loss) (%)	1.58*
Portfolio turnover rate (%)	2**
[a] For the period from August 16, 2006 (commencement of operations) to January 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
[f] Does not include expenses of the Underlying DWS Funds in which the Fund invests.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Year Ended July 31,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.04
Net realized and unrealized gain (loss) on investment transactions	.85
Total from investment operations	.89
Less distributions from: Net investment income	(.19)
Net realized gains on investment transactions	(.00)***
Total distributions	(.19)
Redemption fees	.00***
Net asset value, end of period	$ 10.70
Total Return (%)[c,d,e]	8.89**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3
Ratio of expenses before expense reductions (%)[f]	6.33*
Ratio of expenses after expense reductions (%)[f]	1.44*
Ratio of net investment income (loss) (%)	.83*
Portfolio turnover rate (%)	2**
[a] For the period from August 16, 2006 (commencement of operations) to January 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
[f] Does not include expenses of the Underlying DWS Funds in which the Fund invests.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Year Ended July 31,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.09
Net realized and unrealized gain (loss) on investment transactions	.85
Total from investment operations	.94
Less distributions from: Net investment income	(.23)
Net realized gains on investment transactions	(.00)***
Total distributions	(.23)
Redemption fees	.00***
Net asset value, end of period	$ 10.71
Total Return (%)[c,d]	9.42**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1
Ratio of expenses before expense reductions (%)[e]	4.96*
Ratio of expenses after expense reductions (%)[e]	.44*
Ratio of net investment income (loss) (%)	1.83*
Portfolio turnover rate (%)	2**
[a] For the period from August 16, 2006 (commencement of operations) to January 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
[e] Does not include expenses of the Underlying DWS Funds in which the Fund invests.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Year Ended July 31,	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.09
Net realized and unrealized gain (loss) on investment transactions	.85
Total from investment operations	.94
Less distributions from: Net investment income	(.23)
Net realized gains on investment transactions	(.00)***
Total distributions	(.23)
Redemption fees	.00***
Net asset value, end of period	$ 10.71
Total Return (%)[c,d]	9.44**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.07
Ratio of expenses before expense reductions (%)[e]	5.46*
Ratio of expenses after expense reductions (%)[e]	.39*
Ratio of net investment income (loss) (%)	1.88*
Portfolio turnover rate (%)	2**
[a] For the period from August 16, 2006 (commencement of operations) to January 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
[e] Does not include expenses of the Underlying DWS Funds in which the Fund invests.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Core Plus Allocation Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in existing DWS funds (the "Underlying DWS Funds"). Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Fund's financial statements and are available upon request.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments in the Underlying DWS Funds are valued at the net asset value per share of each class of the Underlying DWS Fund as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of January 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character year distributions will be determined at the end of the current fiscal year.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and are being amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions of income and capital gains from the Underlying DWS Funds are recorded on the ex-dividend date.

B. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying DWS Funds to be purchased, sold or entered into by the Fund.

The Management fee payable under the Investment Management Agreement was equivalent to the annual rates shown below of the Fund's average daily net assets, accrued daily and payable monthly:

First $500 million of the Fund's average daily net assets	.200%
Next $500 million of such net assets	.190%
Next $1.0 billion of such net assets	.180%
Next $1.0 billion of such net assets	.170%
Next $1.5 billion of such net assets	.165%
Next $1.5 billion of such net assets	.160%
Next $1.5 billion of such net assets	.155%
Next $1.5 billion of such net assets	.150%
Next $1.5 billion of such net assets	.145%
Over $10.5 billion of such net assets	.140%

The Advisor has agreed to waive its 0.20% management fee until the fund reaches $50 million in assets. In addition, for the period from August 16, 2006 (commencement of operations) through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.69%
Class C	1.44%
Class S	.44%
Institutional Class	.39%

The Fund will continue to bear its proportionate share of fees and expenses incurred by the Underlying DWS Funds in which it is invested.

Accordingly, for the period from August 16, 2006 (commencement of operations) through January 31, 2007, the Advisor waived $2,804 of management fees, which resulted in an annualized effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the period from August 16, 2006 (commencement of operations) through January 31, 2007, the Advisor reimbursed the Fund $24,415 of other expenses and agreed to reimburse $33,497 of offering expenses.

Administration Fee. Pursuant to an Administrative Services Agreement with the Advisor, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from August 16, 2006 (commencement of operations) through January 31, 2007, the Advisor received an Administration fee of $1,416, all of which was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder serving fee it receives from the Fund. For the period from August 16, 2006 (commencement of operations) through January 31, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2007
Class A	$ 3,741	$ 2,955	$ 786
Class C	2,635	2,203	432
Class S	105	75	30
Institutional Class	122	122	—
	$ 6,603	$ 5,355	$ 1,248

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from August 16, 2006 (commencement of operations) through January 31, 2007, the Distribution Fee charged to Class C shares by DWS-SDI was $3,318, of which $1,292 is unpaid.

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from August 16, 2006 (commencement of operations) through January 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2007	Annualized Effective Rate
Class A	$ 1,901	$ 1,837.21%
Class C	895	842.20%
	$ 2,796	$ 2,679

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the period from August 16, 2006 (commencement of operations) through January 31, 2007, aggregated $14,014.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the period from August 16, 2006 (commencement of operations) to January 31, 2007.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from August 16, 2006 (commencement of operations) through January 31, 2007, the amount charged to the Fund by DIMA included in the Statements of Operations under "reports to shareholders" aggregated $7,000, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

C. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Period Ended January 31, 2007*
	Shares	Dollars
Shares sold
Class A	608,358	$ 6,465,035
Class C	248,550	2,625,157
Class S	73,434	781,746
Institutional Class	6,790	71,791
		$ 9,943,729
Shares issued to shareholders in reinvestment of distributions
Class A	5,950	$ 63,599
Class C	2,413	25,798
Class S	367	3,922
Institutional Class	39	421
		$ 93,740
Shares redeemed
Class A	(9,005)	$ (96,701)
Class C	(2,582)	(26,974)
		(123,675)
Redemption fees		$ 1,201
Net increase (decrease)
Class A	605,303	$ 6,433,134
Class C	248,381	2,623,981
Class S	73,801	785,668
Institutional Class	6,829	72,212
		$ 9,914,995
* For the period from August 16, 2006 (commencement of operations) to January 31, 2007.

E. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") at a meeting held on July 19, 2006. The Board reviewed comprehensive materials received from the Advisor, such as information about (i) the nature and quality of services to be provided by the Advisor, including information relating to administrative services to be provided under a separate agreement and compliance with legal requirements; (ii) the proposed management fees and expense ratios of the Fund relative to other fund of funds; (iii) expected fall-out benefits to the Advisor from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of the Advisor; (iv) the potential incidental benefits to the Advisor and its affiliates, the Fund and its shareholders; and (v) general information about the Advisor. During their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel.

Nature, Quality and Extent of Services. The Board reviewed the nature, extent and quality of the portfolio management, administrative, legal and other services to be provided by the Advisor. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board also received and reviewed information on the characteristics and performance of the underlying funds in which the Fund would invest. The Board considered the portfolio management services provided by the Advisor to the underlying funds compared to the portfolio management services to be provided to the Fund. The Board also considered the Advisor's intention to use an integrated global alpha platform to attempt to enhance long-term returns and manage risks. Accordingly, the Board concluded that the management fee to be paid by the Fund to the Advisor for services rendered would be for portfolio management services in addition to, and not duplicative of, portfolio management services rendered to the underlying funds by the Advisor.

Fees and Expenses. The Board considered the Fund's management fee rate and operating expense ratios relative to other similar allocation funds based on data supplied by Lipper Inc. and other information provided by the Advisor. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor for comparable DWS allocation funds. The Board noted that although the proposed management fee rate for the Fund was higher than the management fee rate the Advisor charges to other DWS allocation funds, such funds do not use the integrated global alpha platform and that the Fund's management fee rate was consistent with what the Advisor charges other clients for the integrated global alpha platform alone and consistent with the management fee rates of similar allocation fund of funds. The Board also considered that the estimated total operating expenses were within a reasonable range of the total expense ratios of comparable moderate growth allocation fund of funds and that the Advisor agreed to cap expenses at certain levels for each class through September 30, 2007.

Profitability. Although the Board did not receive detailed profitability information, the Board noted the Advisor's representation that the profitability to DeIM in connection with managing the Fund would be affected by a variety of factors and that based on the Advisor's experience, the Advisor believed that profitability would not be excessive and should generally fall within the range of other DWS Funds.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the proposed management of the Fund and whether the Fund will benefit from any economies of scale. The Board considered whether the proposed management fee schedule is reasonable in relation to the expected asset size of the Fund and noted that the management fee schedule contains nine breakpoints. The Board concluded that the proposed management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including fees to be received by the Advisor for administrative services provided to the Fund and fees to be received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations. The Board also considered that the Advisor had recently proposed a change in the Advisor's policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor has agreed to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Account Management Resources

For shareholders of Classes A, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Institutional Class
Nasdaq Symbol	CORAX	CORPX	CORIX
CUSIP Number	233376 409	233376 508	233376 706
Fund Number	478	778	579
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.

Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	CORSX
Fund Number	2178

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Plus Allocation Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Core Plus Allocation Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 28, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 28, 2007